UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 19, 2006
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     On April 19, 2006, NeuStar, Inc. (“Parent”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with UDNS Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), UltraDNS Corporation, a Delaware corporation (the “Company”), and Ron Lachman, solely in his capacity as the Holder Representative (the “Holder Representative”).
     On April 21, 2006, the Parent completed the merger (the “Merger”) with the Company pursuant to the Merger Agreement, dated April 19, 2006. On April 25, 2006, the Registrant filed a Current Report on Form 8-K (the “Current Report”) to report the Merger. This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Current Report. This Current Report on Form 8-K/A provides the financial statements of the business acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Current Report filed on April 25, 2006.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The following audited financial statements are attached hereto as Exhibit 99.3 and are incorporated herein by reference:
Report of Independent Auditors
Balance Sheet as of December 31, 2005
Statement of Operations for the year ended December 31, 2005
Statement of Stockholders’ Deficit for year ended December 31, 2005
Statement of Cash Flows for the year ended December 31, 2005
Notes to Financial Statements
(b) Pro Forma Unaudited Financial Information
The following unaudited pro forma consolidated financial information is attached hereto as Exhibit 99.4 and is incorporated herein by reference:
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2005
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005
Notes to Unaudited Pro Forma Consolidated Financial Statements
(d) Exhibits
The following materials are attached as exhibits to this Current Report on Form 8-K/A:

Exhibit
Number	Description

2.1*	Agreement and Plan of Merger, dated April 19, 2006, by and among NeuStar, Inc., UDNS Merger Sub, Inc., UltraDNS Corporation, and Ron Lachman as the Holder Representative.

23.1	Consent of Independent Accountants

99.1*	Press Release of NeuStar, Inc., dated April 19, 2006.

99.2*	Press Release of NeuStar, Inc., dated April 21, 2006.

99.3	Audited balance sheet as of December 31, 2005 and statements of operations, stockholders' deficit and cash flows for the year ended December 31, 2005 and the notes thereto, of UltraDNS Corporation, and the report of independent auditors

99.4	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2005, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2005, and the notes thereto of NeuStar, Inc. and UltraDNS Corporation

*	Previously filed as an exhibit to NeuStar, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 25, 2006 (file no. 001-32548).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2006	NEUSTAR, INC.

	By:	/s/ Jeffrey E. Ganek
		Name:	Jeffrey E. Ganek
		Title:	Chairman of the Board of Directors and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Independent Accountants

99.3	Audited balance sheet as of December 31, 2005 and statements of operations, stockholders’ deficit and cash flows for the year ended December 31, 2005 and the notes thereto, of UltraDNS Corporation, and the report of independent auditors

99.4	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2005, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2005, and the notes thereto of NeuStar, Inc. and UltraDNS Corporation